Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in the securities of MabVax Therapeutics Holdings, Inc., a Delaware corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of a minimum of Three Million Five Hundred Thousand Dollars ($3,500,000) (the “Minimum Offering Amount”) and a maximum of up to Five Million Dollars ($5,000,000) (the “Maximum Offering Amount”) of units (the “Units”) at a purchase price of $0.75 per Unit (the “Purchase Price”) with each Unit consisting of (i) one share (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) (or, at the election of any Subscriber who, as a result of the ownership of the Common Stock would hold in excess of 4.99% of the Company’s issued and outstanding Common Stock, shares of Series E Convertible Preferred Stock (the “Preferred Shares”), par value $0.01 per share, which are convertible into shares of Common Stock (the “Conversion Shares”), with such rights and designations as set forth in the form of Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, attached hereto as Exhibit A, (the “Series E Certificate of Designation”) and (ii) a thirty (30) month warrant, in the form attached hereto as Exhibit B (the “Warrant”) to purchase one half of one share of Common Stock (the “Warrant Shares”) at an exercise price of $1.50 per share. For purposes of this Agreement, the term “Securities” shall refer to the Shares, the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares. Notwithstanding anything to the contrary herein, the Company shall have the right to increase the Maximum Offering Amount by an additional One Million Dollars ($1,000,000) with the consent of Axiom Capital Management Inc. (the ‘Placement Agent”) but without notice to the Subscribers.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE SUBSCRIBER (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF UNITS, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE

INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS. THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY. THE SECTIONS ENTITLED “EXECUTIVE SUMMARY,” “RISK FACTORS,” AND “DESCRIPTION OF BUSINESS,” IN ANY SECURITIES AND EXCHANGE COMMISSION (“SEC”) FILING OR REPORT, AS WELL AS THIS AGREEMENT GENERALLY, CONTAIN DISCUSSIONS OF SOME OF THE FACTORS THAT COULD CONTRIBUTE TO THESE DIFFERENCES.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(a)(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE SUBSCRIBERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH SUBSCRIBER SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON A SUBSCRIBER’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSCRIBER TO THE COMPANY, AN AGENT OF THE COMPANY, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER.

1.	SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on page 26 hereof on the terms and conditions described herein.

(b) Purchase of Units. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be set at $0.75 per Unit, for an aggregate purchase price as set forth on page 26 hereof (the “Aggregate Purchase Price”), which shall be equivalent to $0.75 per Share, exclusive of the value of the Warrants. The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered to Signature Bank, as escrow agent (the “Escrow Agent”) pursuant to the terms of the escrow agreement, in the form attached hereto as Exhibit C (the “Escrow Agreement”) in accordance with the wire instructions set forth in the Escrow Agreement. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.	ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a) Acceptance. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement, the Escrow Agreement, the Series E Certificate of Designation, the Warrant , the Registration Rights Agreement (as defined below) and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the “Transaction Documents”) to be performed or discharged on or prior to the Closing in which such Subscriber participates, the Subscriber shall be legally bound to purchase the Units pursuant to the terms and conditions set forth in this Agreement. For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing (as defined below), the Subscriber may, on or prior to the Closing, at its sole and absolute discretion, elect not to purchase the Units and provide instructions to the Company to receive the full and immediate refund of the Aggregate Purchase Price. In the event the Closing does not take place because of (i) the election not to purchase the Units by the Subscriber or (ii) the failure to effectuate the Initial Closing (as defined below) on or prior to March 27, 2015 (unless extended in the discretion of the Board of Directors) for any reason or no reason, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the Company, to ensure that the Aggregate Purchase Price shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

(b) Closing. The closing of the purchase and sale of the Units hereunder (the “Closing”) shall take place at such time and place as determined by the Company and may take place in one of more closings. Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 6 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Units purchased by the Subscriber will be delivered by the Company promptly following the Final Closing Date (as defined herein) of the Offering. The initial closing shall be referred to as the ‘Initial Closing” and may be held upon receipt and acceptance of subscriptions equal to at least the Minimum Offering Amount prior to March 27, 2015. The date of the Initial Closing is sometimes referred to as the “Initial Closing Date.” Subsequent closings (each a “Subsequent Closing”) will be held until the earlier to occur of: (i) the date on which the Maximum Offering Amount has been subscribed for and accepted by the Company, and (ii) April 30, 2015. The Offering may be extended up to May 15, 2015 (the “Final Closing” and such date of the Final Closing, the “Final Closing Date”), without additional notice to Subscribers. Officers, directors and affiliates of the Company and the placement agent, if any, may purchase Units in the Offering.

(c) Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. Prior to the Company’s execution, in the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d) Favored Nations Provision. For any Subscriber that elected to receive Shares (and not Preferred Shares) in connection with its purchase of Units hereunder, for a period beginning on the Closing Date and ending on the date that is the earlier of (i) twenty-four (24) months from the Final Closing Date, (ii) the date the Company consummates a financing (excluding proceeds from this Offering) in which the Company receives gross proceeds of at least Ten Million Dollars ($10,000,000) and (iii) the date the Company’s Common Stock is listed for trading on a national securities exchange (which, for purposes hereof shall mean The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nadsaq Capital Market), other than in connection with (i) the issuance of shares of Common Stock or options to purchase Common Stock issued to directors, officers, employees or consultants of the Company pursuant to any Approved Stock Plan, provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the Final Closing Date pursuant to this clause (i) do not, in the aggregate, exceed more than 7,116,204 shares of Common Stock, in the aggregate (including options) (as adjusted for stock splits, combinations and similar transactions) and (B) the exercise price of any such options is not lowered after issuance by subsequent amendment thereof, none of such options are amended subsequent to issuance to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are subsequent to issuance otherwise materially changed in any manner that adversely affects any of the Subscribers; (ii) the issuance of shares of Common Stock issued upon the conversion or exercise of Convertible Securities or contractual agreements (other than options to purchase Common Stock or other equity incentive awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion price of any such Convertible Securities (other than options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered by subsequent amendment, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are subsequently amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Subscribers; (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares or the Warrants and (iv) the issuances set forth on Schedule 2(d) (collectively, the foregoing (i) through (iv) are “Excepted Issuances”), if at any time the Company shall issue any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.75 per share, being the per share price of the Shares hereunder (disregarding any value attributable to the Warrants) or as in effect at such time, without consent of Subscribers holding at least 60% of the then outstanding Units (the “Required Approval”) (the “Lower Price Issuance”) and other than with regard to Excepted Issuances, then the Company shall issue the Subscriber such number of additional Shares to reflect such lower price for the Shares such that the Subscriber shall hold such number of Shares, in total, had Subscriber paid a per Share price equal to the Lower Price Issuance (with any fractional Shares rounded down to the nearest whole number). Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.01 per share of Common Stock. All “Favored Nations” rights of a Subscriber who elected to purchase Preferred Shares shall be governed by the Series E Certificate of Designation. Notwithstanding anything herein or in any other agreement to the contrary, the Company shall only be required to make a single adjustment with respect to any Lower Price Issuance, regardless of the existence of multiple basis therefore. For purposes of this Section 2(d), “Approved Stock Plan” shall mean any employee benefit plan which has been approved by the board of directors of the Company on or prior to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such (including, without limitation, any adjustments to the number of shares reserved for issuance thereunder as a result of the operation of any evergreen provisions), “Convertible Securities” shall mean any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock, and “Options” shall mean any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(e) Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of Units that the Subscriber shall thereafter be entitled to receive (including number of shares of Conversion Shares or Warrant Shares the Subscriber may thereafter be entitled to receive upon conversion of the Preferred Shares or exercise of the Warrants, as the case may be) shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such conversion or exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price then in effect.

(f) Certificate as to Adjustments. In each case of any adjustment or readjustment in (i) the Shares, (ii) the Preferred Shares, (iii) the number of Conversion Shares issuable upon conversion of the Preferred Shares (iii) the number of Warrant Shares issuable upon the exercise of the Warrants, (iv) the exercise price of the Warrants and/or (v) the conversion price of the Preferred Shares, the Company, at its expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof and of the Series E Certificate of Designation or the Warrant, as applicable, and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the Subscriber.

3.	THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Subscriber, severally and not jointly, hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a) The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii) The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws, except sales pursuant to a registration statement or sales that are exempted under the Securities Act.

(iii) The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(iv) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v) The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, and has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c) The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d) The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Documents (as defined below) and any additional disclosures in the nature of Risk Factors described herein.

(e) The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f) No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Units the Subscriber is not relying upon any representations other than those contained herein.

(g) The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h) The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend:

“[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(i) Certificates evidencing Securities shall not be required to contain the legend set forth in Section 3(h) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 and the Subscriber is not an affiliate of the Company (provided that the Subscriber provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Subscriber’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Subscriber provides the Company with an opinion of counsel (at the expense of the Company), in a form generally acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) business days following the delivery by the Subscriber to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Subscriber as may be required above in this Section 3(i), as directed by the Subscriber, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are shares of Shares, Conversion Shares or Warrant Shares, credit the aggregate number of shares of Common Stock to which the Subscriber shall be entitled to the Subscriber’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Subscriber, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Subscriber or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(j) Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(k) The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(l) (i) In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(ii) The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(m) The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(n) The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(o) The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(p) No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(q) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(r) This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(s) The Subscriber is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(t) The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.	THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to each Subscriber, as follows:

(a) Organization and Qualification

Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, either individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Other than as set forth on Schedule 4(a), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b) Authorization; Enforcement; Validity

The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares, the Preferred Shares, the Warrants and the reservation for issuance and issuance of the Conversion Shares and Warrant Shares issuable upon conversion and exercise of the Preferred Shares and Warrants, respectively) have been duly authorized by the Company’s board of directors and each of its Subsidiaries’ board of directors or other governing body, as applicable, and (other than (i) the filing with the SEC of a Form D under Regulation D of the Securities Act (ii) the 8-K Filing (as defined below), (iii) any action necessary in order to qualify the Securities, and any other filings as may be required by any state securities agencies or “Blue Sky” laws of the states of the United States, and (iv) if applicable, the listing of the Shares, the Conversion Shares and the Warrant Shares on the Principal Market (as defined below)) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents will be, prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c) Issuance of Securities

The issuance of the Securities is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. As of the Final Closing, the Company shall have reserved from its duly authorized capital stock not less than 125% of the maximum number of shares of Common Stock issuable upon conversion of the Preferred

Shares (assuming for purposes hereof that the Preferred Shares are convertible at the initial Conversion Price (as defined in the Certificate of Designations) and upon exercise of the Warrants and without taking into account any limitations on the conversion of such Preferred Shares set forth in the Certificate of Designations or the Warrants). The issuance of the Securities are duly authorized, and upon issuance in accordance with the applicable Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Subscribers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(d) No Conflicts

The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares, the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares and the reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Charter (as defined below) (including, without limitation, any certificate of designation contained therein), the Series E Certificate of Designation or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws (as defined below) or the bylaws any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the OTCQB (the “Principal Market”) and including all applicable federal and provincial laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected other than, in the case of clause (ii) above, such conflicts, defaults or rights that could not reasonably be expected to have a Material Adverse Effect.

(e) Consents

Neither the Company nor any Subsidiary is required to obtain any consent from authorization or order of, or make any filing or registration with (other than the filing with the SEC of a Form D and any other filings as may be required by any state securities agencies) any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to each Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f) Acknowledgment Regarding Subscriber’s Purchase of Securities

The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Subscriber is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, is an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Subscriber or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Subscriber’s purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g) No General Solicitation; Placement Agent’s Fees

Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Subscriber or its investment advisor) relating to or arising out of the transactions contemplated hereby. Other than the Placement Agent or other than as set forth on Schedule 4(g), neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h) No Integrated Offering

None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i) Dilutive Effect

The Company understands and acknowledges that the number of Shares, Conversion Shares and Warrant Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Securities in accordance with this Agreement, the Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designations and the Warrant Shares in accordance with the terms of the Warrant, is absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j) Application of Takeover Protections; Rights Agreement

The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Charter, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Subscriber as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Subscriber’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(k) SEC Documents; Financial Statements

Except as described on Schedule 4(k), during the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”), taking into account all permissible extensions. Except as disclosed on Schedule 4(k), true, correct and complete copies of each of the SEC Documents are available on the EDGAR system. As of their respective dates, except as described on Schedule 4(k), the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC

Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company by its authorized agents to any of the Subscribers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(l) Absence of Certain Changes

Since the date of the Company’s most recent audited financial statements contained in the Current Report on Form 8-K/A filed on September 19, 2014 (the “September 8-K”) and except as set forth on Schedule 4(l), there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in the September 8-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below), subject to the qualifications and assumptions set forth in the going concern disclosure in the SEC Documents. For purposes of this Section, “Insolvent” means, as of the date of Closing (I) with respect to the Company and its Subsidiaries, on a consolidated basis, (i) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (II) with respect to the Company and each Subsidiary, individually, (i) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (ii) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

(m) No Undisclosed Events, Liabilities, Developments or Circumstances

Other than the transactions contemplated hereby, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise) that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) would reasonably be expected have a material adverse effect on any Subscriber’s investment hereunder or (iii) could have a Material Adverse Effect.

(n) Conduct of Business; Regulatory Permits

Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Charter, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Except as set forth on Schedule 4(n), since 2010, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o) Foreign Corrupt Practices

Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p) Sarbanes-Oxley Act

The Company and each Subsidiary is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder.

(q) Transactions With Affiliates

Except as set forth on Schedule 4(q), none of the officers, directors, employees or affiliates of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or affiliate or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, employee or affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

(r) Equity Capitalization

As of immediately prior to the Initial Closing Date, the authorized capital stock of the Company consists of (i) One Hundred and Fifty Million (150,000,000) shares of Common Stock, of which, 2,962,037 are issued and outstanding and 2,409,622 shares are reserved for issuance pursuant to Common Stock Equivalents (as defined below) (other than the Preferred Shares and Warrants), all of which are described on Schedule 4(r), (ii) Fifteen Million (15,000,000) shares of preferred stock authorized, of which, 2,763,000 are designated as Series A-1 Preferred Stock and of which 1,529,370 are issued and outstanding, 1,250,000 are designated as Series B Preferred Stock and of which 1,143,563 are issued and outstanding and Two Hundred Thousand (200,000) shares of Series C Preferred Stock and of which none are issued and outstanding and (iv) no shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. 460,192 shares of the Company’s issued and outstanding Common Stock on the date hereof are owned by Persons who are “affiliates” (as defined in Rule 405 of the Securities Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, except as disclosed in on Schedule 4(r), no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Common Stock Equivalents, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws). (i) None of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) except as set forth on Schedule 4(r), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) except as set forth on Schedule 4(r), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) except as set forth on Schedule 4(r), or as otherwise contemplated by the Registration Rights Agreement, there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) except as set forth on Schedule 4(r) and except as otherwise contemplated by this Agreement, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not reasonably be expected to have a Material Adverse Effect. The Company has furnished to the Subscribers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Charter”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Common Stock Equivalents and the material rights of the holders thereof in respect thereto.

(s) Indebtedness and Other Contracts

Neither the Company nor any of its Subsidiaries (i) except as disclosed on Schedule 4(s), has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Other than as set forth in the SEC Documents, the Company has no Indebtedness owed to any Subscriber. (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(t) Absence of Litigation

Except as set forth on Schedule 4(t), there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act.

(u) Insurance

The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v) Employee Relations

Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiaries’ relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the Securities Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w) Title

Except as set forth on Schedule 4(w), the Company and its Subsidiaries own no real property, and have good and marketable title to all personal property, owned by them which is material to the business of the Company and its Subsidiaries, in each case, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company or any of its Subsidiaries.

(x) Intellectual Property Rights

The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefore (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted, except where the failure to do so could be reasonably expected to have, individually or in the aggregate have a Material Adverse Effect. All Intellectual Property Rights of the Company and its Subsidiaries are set forth on Schedule 4(x). None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement. The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding their Intellectual Property Rights. The Company is not aware of any facts or circumstances which are likely to give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y) Environmental Laws

The Company and its Subsidiaries (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z) Subsidiary Rights

The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa) Tax Status

The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

(bb) Internal Accounting and Disclosure Controls

Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as disclosed in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as described in the SEC Documents, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(cc) Off Balance Sheet Arrangements

There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd) Investment Company Status

The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee) Acknowledgement Regarding Subscribers’ Trading Activity

It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents in accordance with the terms thereof, none of the Subscribers have been asked by the Company or any of its Subsidiaries to agree, nor has any Subscriber agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term other than in accordance with Federal and state securities laws; (ii) any Subscriber, and counterparties in “derivative” transactions to which any such Subscriber is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Subscriber’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) each Subscriber shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to Section 5(c) below one or more Subscribers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Conversion Shares and/or Warrant Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Series E Certificate of Designation, the Warrant or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff) Manipulation of Price

Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(gg) U.S. Real Property Holding Corporation

Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Subscribers, shall become a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon any Subscriber’s request.

(hh) Registration Eligibility.

The Company is eligible to register the Securities for resale by the Subscribers using Form S-1 promulgated under the Securities Act.

(ii) Transfer Taxes.

On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Subscriber hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(jj) Bank Holding Company Act.

Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk) Public Utility Holding Act.

None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(ll) Federal Power Act.

None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(mm) No Additional Agreements.

The Company does not have any agreement or understanding with any Subscriber with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(nn) No Disqualification Events.

None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(oo) Illegal or Unauthorized Payments; Political Contributions.

Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(pp) Money Laundering.

The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(qq) Shell Company Status.

The Company is not and has never been an issuer identified in Rule 144(i)(1) of the Securities Act. The Company is, and has been for a period of at least 90 days, subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(rr) Disclosure.

The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Subscribers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information regarding the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Subscribers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Subscribers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

5.	OTHER AGREEMENTS OF THE PARTIES

(a) Furnishing of Information. As long as any Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Subscribers and make publicly available in accordance with Rule 144(c) under the Securities Act such information as is required for the Subscribers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, at the sole cost and expense of the Company including transfer agent and legal opinion fees and expenses, all to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the limitation of the exemptions proved by Rule 144 under the Securities Act.

(b) Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other person that any Subscriber is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Subscribers.

(c) Securities Laws Disclosure; Publicity. The Company shall by 8:30 a.m. (New York City time) (a) on the first Business Day after this Agreement has been executed, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) within four (4) Business Days after this Agreement has been executed, file a Current Report on Form 8-K with the SEC (the “8-K Filing”), including the Transaction Documents as exhibits thereto. From and after the issuance of such press release and the 8-K Filing, the Company shall have publicly disclosed all material, non-public information delivered to any of the Subscribers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents. The Company and each Subscriber shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and no Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any

Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except to the extent such disclosure is required by law or in connection with the Registration Rights of the Company set forth in Section 7 herein, in which case the Company shall provide the Subscribers with prior notice of such disclosure. The Company understands that any such disclosure shall cause irreparable harm and each Subscriber shall be entitled to injunctive relief and liquidated damages in connection therewith.

(d) Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Units in a manner that would require the registration under the Securities Act of the sale of the Units to the Subscribers.

(e) Reservation of Securities.

(i) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents, but not less than 125% of the maximum number of shares of Common Stock issuable pursuant to the Transaction Documents (the “Required Minimum”).

(ii) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall approve the amendment of the Company’s Charter to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum and submit such amendment to the Company’s stockholders for approval, as soon as possible and in any event not later than the 60th day after such date.

(iii) The Company shall, if applicable: (i) in the time and manner required by the Principal Market, prepare and file with such Principal Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Principal Market as soon as possible thereafter, (iii) provide to the Subscribers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Principal Market or another Principal Market. The Company will then take all commercially reasonable action necessary to continue the listing or quotation and trading of its Common Stock on a Principal Market for as long as any Subscriber holds Securities, and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market at least until five years after the Closing Date. In the event the aforedescribed listing is not continuously maintained for five years after the Closing Date (a “Listing Default”), then in addition to any other rights the Subscribers may have hereunder or under applicable law, on the first day of a Listing Default and on each monthly anniversary of each such Listing Default date (if the applicable Listing Default shall not have been cured by such date) until the applicable Listing Default is cured, the Company shall pay to each Subscriber an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of (x) aggregate Subscription Amount of Shares or Conversion Shares calculated on an “as converted” basis, as the case may be held by such Subscriber on the date of a Listing Default and (y) the aggregate purchase price of Warrant Shares held by such Subscriber on the day of a Listing Default and on every thirtieth day (pro-rated for periods less than thirty days) thereafter with respect to Shares (or “as converted” Conversion Shares”) and Warrant Shares held as of each such date until the date such Listing Default is cured or Subscriber no longer holds any Shares, Preferred Shares, Conversion Shares or Warrant Shares.

(f) Use of Proceeds. The Company anticipates using the gross proceeds from the Offering as set forth on Exhibit D or for such other purposes as may be approved in writing by Subscribers representing the Required Approval.

(g) Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes or could constitute material non-public information, and each Subscriber agrees, and shall direct its agents and counsel not to, request any material non-public information from the Company or any Person acting on its behalf, unless prior thereto such Subscriber shall have executed a written agreement with the

Company regarding the willingness to accept receipt of such material non-public information and acknowledges the confidentiality and use of such information and the Company’s covenant to file a further SEC filing or report and the period in which such information shall remain confidential or be required to not be disclosed. The Company understands and confirms that each Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company and any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Subscriber or any of its affiliates on the other hand, shall terminate.

(h) Right of Participation. The Company acknowledges and agrees that the right set forth in this Section 5(h) is a right granted by the Company, separately, to each Subscriber.

(i) At least five (5) trading days prior to any proposed or intended sale by the Company of its Common Stock or other securities or equity linked debt obligations (each, a “Subsequent Placement”), the Company shall deliver to each Subscriber a written notice of its proposal or intention to effect a Subsequent Placement (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) a statement that the Company proposes or intends to effect a Subsequent Placement, (B) a statement that the statement in clause (A) above does not constitute material, non-public information and (C) a statement informing such Subscriber that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request. Upon the written request of a Subscriber within five (5) business days after the Company’s delivery to such Subscriber of such Pre-Notice, and only upon a written request by such Subscriber, the Company shall promptly, but no later than one (1) business day after such request, deliver to such Subscriber an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (I) identify and describe the Offered Securities, (II) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (III) identify the persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (IV) offer to issue and sell to or exchange with such Subscriber in accordance with the terms of the Offer such Subscriber’s pro rata portion of 100% of the Offered Securities, provided that the number of Offered Securities which such Subscriber shall have the right to subscribe for under this Section 5(h) shall be (x) based on such Subscriber’s pro rata portion of the aggregate original amount of the Units purchased hereunder by all Subscribers (the “Basic Amount”), and (y) with respect to each Subscriber that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Subscribers as such Subscribers shall indicate it will purchase or acquire should the other Subscribers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(ii) To accept an Offer, in whole or in part, such Subscriber must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after such Subscriber’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Subscriber’s Basic Amount that such Subscriber elects to purchase and, if such Subscriber shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Subscriber elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Subscribers are less than the total of all of the Basic Amounts, then such Subscriber who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), such Subscriber who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Subscriber bears to the total Basic Amounts of all Subscribers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to each Subscriber a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after such Subscriber’s receipt of such new Offer Notice.

(iii) The Company shall have five (5) Business Days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Subscriber (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (B) to publicly announce (I) the execution of such Subsequent Placement Agreement, and (II) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5(h)(iii) above), then such Subscriber may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Subscriber elected to purchase pursuant to Section 5(h)(ii)1(a)(ii) above multiplied by a fraction, (A) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Subscribers pursuant to this Section 5(h) prior to such reduction) and (B) the denominator of which shall be the original amount of the Offered Securities. In the event that any Subscriber so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Subscribers in accordance with Section 5(h)(i) above.

(v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, such Subscriber shall acquire from the Company, and the Company shall issue to such Subscriber, the number or amount of Offered Securities specified in its Notice of Acceptance. The purchase by such Subscriber of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Subscriber of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Subscriber and its counsel.

(vi) Any Offered Securities not acquired by a Subscriber or other persons in accordance with this Section 5(h) may not be issued, sold or exchanged until they are again offered to such Subscriber under the procedures specified in this Agreement.

(vii) The Company and each Subscriber agree that if any Subscriber elects to participate in the Offer, neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision in addition to any terms or conditions contained in this Agreement whereby such Subscriber shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company.

(viii) Notwithstanding anything to the contrary in this Section 5(h) and unless otherwise agreed to by such Subscriber, the Company shall either confirm in writing to such Subscriber that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that such Subscriber will not be in possession of any material, non-public information, by the fifth (5th) business day following delivery of the Offer Notice. If by such fifth (5th) business day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by such Subscriber, such transaction shall be deemed to have been abandoned and such Subscriber shall not be in possession of any material, non-public information with respect to the Company or any of its subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide such Subscriber with another Offer Notice in accordance with, and subject to, the terms of this Section 5(h) and such Subscriber will again have the right of participation set forth in this Section 5(h) The Company shall not be permitted to deliver more than one such Offer Notice to such Subscriber in any sixty (60) day period, except as expressly contemplated by the last sentence of Section 5(h)(ii).

The Right of Participation set forth in this Section 5(j) shall terminate on the twenty four month anniversary of the Closing Date.

(k) Capital Changes. Until the one year anniversary of the Final Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without 10 days prior written notice to the Subscribers, unless such reverse split is made in conjunction with the listing of the Common Stock on a national securities exchange or maintaining compliance with such listing.

(l) DTC Program. From the Closing Date until such time as no Subscriber holds any of the Securities (such date, the “Release Date”), the Company shall use its best efforts to employ as the transfer agent for the Common Stock, the Conversion Shares and Warrant Shares a participant in the Depository Trust Company Automated Securities Transfer Program (FAST) and cause the Common Stock to be transferable pursuant to such program.

(j) Equity Incentive Plan. Within thirty (30) days of the Closing Date, the Company’s Board of Directors will approve amend and restate the Company’s existing stock option plan such that there will be resrved for issuance thereunder 7,116,204 shares of Common Stock. The Company will use its reasonable best efforts to cause its stockholders to ratify the amendment and restatement of such plan within one (1) year of the Closing Date and shall submit such plan for shareholder approval as a proposal with the next proxy filed by the Company.

(k) Investor Relations. From the date hereof through the Release Date, the Company shall engage an investor relations firm and public relations firm, reasonably acceptable to Subscribers representing the Required Approval.

(l) Intentionally Omitted.

(m) Form D and Blue Sky

. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing. The availability of the filed Form D on EDGAR shall satisfy the foregoing delivery requirement. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Subscribers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Subscribers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Subscribers.

(n) Intentionally Omitted.

(o) Restriction on Redemption and Cash Dividends. From the date hereof through the Release Date, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Subscribers.

(p) Corporate Existence. From the date hereof through the Release Date, the Company shall not be party to any Fundamental Transaction (as defined in the Certificate of Designations) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designations.

(q) Conversion Procedures. Each of the form of Notice of Conversion included in the Series E Certificate of Designation set forth the totality of the procedures required of the Subscribers in order to convert the Preferred Shares. No legal opinion, other information or instructions shall be required of the Subscribers to convert their Preferred Shares (other than customary 144 representation letters if such Preferred Shares are to be sold in reliance upon the exemption provided by to Rule 144). The Company shall honor conversions of the Preferred Shares and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Series E Certificate of Designation.

(r) Closing Documents. On or prior to fourteen (14) calendar days after each Closing Date, the Company agrees to deliver, or cause to be delivered, to each Subscriber and Sichenzia Ross Friedman Ference LLP executed copies of the Transaction Documents, Securities and other document required to be delivered to any party pursuant to this Agreement.

(s) Indemnification. The Company will indemnify and hold harmless each Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders (each, an “Indemnitee”), from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or, (iii) except as set forth in Schedule 4(s), any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of such Subscriber or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(t) Fees. The Company shall reimburse Sichenzia Ross Friedman Ference LLP, as counsel to the Placement Agent, in a non-accountable amount equal to $35,000, which amount shall be paid by the Escrow Agent in connection with the Initial Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, the costs associated with any legal opinions required to be rendered to the Company’s transfer agent in connection with the lifting of any legends on the Securities, DTC fees or broker’s commissions (other than for Persons engaged by any Subscriber) relating to or arising out of the transactions contemplated hereby. The Company (subject to the foregoing qualification) shall pay, and hold each Subscriber harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

(u) Standstill. The Subscriber hereby agrees that in the case of a public offering of the Company’s securities pursuant to an effective registration statement under the Securities Act or other offering of the Company’s securities (whether registered or unregistered) in which the Company engages a placement agent (the “Subsequent Offering”), at the request of the underwriter or placement agent engaged by the Company in connection therewith, the Subscriber will agree to not, without the prior written consent of the Company, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Securities purchased by the Subscriber in the Offering, for a period of up to 60 days from the effective date of the registration statement relating to the Subsequent Offering (if such offering is a public offering) or the closing of such Subsequent Offering (if such offering is a registered or private placement placed by a placement agent) and that the Subscriber will enter into an agreement with the Company or managing underwriter or placement agent engaged by the Company in connection with such Subsequent Offering to that effect.

6.	CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

(a) The Closing of the sale of the Units is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date:

(i) As of the Closing, no legal action, suit or proceeding shall be pending against the Company that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(ii) The representations and warranties of the Company and the Subscribers contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

7. REGISTRATION RIGHTS. The Company shall file a “resale” registration statement with the SEC covering 25% of the Shares (or Conversion Shares) purchased by the Subscriber, so that such shares of Common Stock will be registered under the Securities Act. The Company will maintain the effectiveness of the “resale” registration statement from the effective date of the registration statement until all Registrable Securities (as defined in the Registration Rights Agreement) covered by such registration statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144. The Company will use its reasonable best efforts to have such “resale” registration statement filed by the Filing Date (as defined in the Registration Rights Agreement) and declared effective by the SEC as soon as possible and, in any event, by the Effectiveness Date (as defined in the Registration Rights Agreement), unless extended by Subscribers representing the Required Approval.

The Company is obligated to pay to the Subscribers a fee of 1% per month of the investors’ investment, payable in cash, up to a maximum of twelve (12%) percent, on the Filing Date and the Effectiveness Date if the registration obligations set forth herein have not been met, and pro- rata for each month, or partial month, in excess of the Filing Date and/or the Effectiveness Date that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company registers at such time the maximum number of shares of Common Stock permissible upon consultation with the staff of the SEC.

The description of registration rights is qualified in its entirety by reference to Registration Rights Agreement annexed hereto as Exhibit E (the “Registration Rights Agreement”).

8.	MISCELLANEOUS PROVISIONS

(a) All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b) Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c) Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d) The representations, warranties and agreement of each Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e) Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If any Subscriber is more than one person or entity, the obligation of any Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g) This Agreement is not transferable or assignable by the Company.

(h) The Company hereby represents and warrants as of the date hereof and as of any Closing Date that none of the terms offered to any Person with respect to any offer, sale or subscription of Securities (each a “Subscription Document”), is or will be more favorable to such Person than those of the Subscriber and this Agreement shall be, without any further action by the Subscriber or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Subscriber shall receive the benefit of the more favorable terms contained in such Subscription Document. Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to the Transaction Documents) as the Subscriber may reasonably request to further effectuate the foregoing.

(i) Except as otherwise provided herein, this Agreement shall not be changed, modified or amended and no right hereunder shall be waived, except in writing signed by both (a) the Company and (b) Subscribers representing the Required Approval. The Company shall be prohibited from offering any additional consideration to any Subscriber in this Offering (or such original Subscriber’s transferee) for the purposes of inducing such person to change, modify, waive or amend any term of this Agreement or any other Transaction Document without making the same offer on a pro-rata basis to all other Subscribers (and those transferees) in this Offering allocable to the securities acquired by such transferee(s).

(j) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(k) The Company and each Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(l) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(m) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the     day of             , 2015.

x $0.75 for per Unit =
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	Individual	7.	Trust/Estate/Pension or Profit sharing Plan Date Opened:
2.	Joint Tenants with Right of Survivorship	8.	As a Custodian for Under the Uniform Gift to Minors Act of the State of

3.	Community Property	9.	Married with Separate Property
4.	Tenants in Common	10.	Keogh
5.	Corporation/Partnership/ Limited Liability Company	11.	Tenants by the Entirety
6.	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 27.

SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 28.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

ACCEPTED this day of 2015, on behalf of the Company.

By:
Name:
Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:
State of Principal Office:
Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name:
Title:

[seal]

Attest:
(If Entity is a Corporation)
Address

ACCEPTED this day of 2015, on behalf of the Company.

By:
Name:
Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐	You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock or preferred stock, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Securities and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Securities.

☐	You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐	You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities and whose subscription for and purchase of the Securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Securities, your:

Investment Objectives:	☐ Aggressive Growth	☐ Speculation

Risk Tolerance:	☐ Low Risk	☐ Moderate Risk	☐ High Risk

Are you associated with a FINRA Member Firm?    ☐ Yes    ☐  No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

I/We understand that this investment is not guaranteed.

I/We are aware that this investment is not liquid.

I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification. Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Securities.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please provide signature of Purchaser’s duly authorized signatory.)	Signature of Co-Purchaser

Name of Signatory (Entities only)

Title of Signatory (Entities only)

[SIGNATURE PAGE FOR INVESTOR QUESTIONNAIRE]